UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2005

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 7, 2005, GTC Biotherapeutics, Inc. (“GTC” or the “Registrant”) entered into Subscription Agreements with certain investors pursuant to which the Registrant agreed to sell a total of 9,101,912 shares of common stock (the “Shares”) and warrants to purchase up to 3,640,762 shares of common stock (the “Warrants”) in a registered direct offering. The Warrants have a term of 5 years and an exercise price of $2.05 per share. The Shares are being issued at a price of $1.78 per share and purchasers will pay an additional purchase price equal to $0.125 per each share issuable upon exercise of the Warrants, for total gross proceeds of approximately $16.7 million, before placement agent’s fees and offering expenses. All of the Shares and Warrants are being offered and sold by the Registrant. The offering is expected to close on or about December 13, 2005.

In connection with the offering, GTC also entered into a related Placement Agent Agreement with SG Cowen & Co., LLC and Rodman & Renshaw, LLC (the “Placement Agents”) whereby the Placement Agents have agreed to act as exclusive placement agents in connection with the transaction.

The Shares, the Warrants and the common stock issuable upon exercise of the Warrants were registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Registrant’s Registration Statement on Form S-3 (File No. 333-129166) (the “Registration Statement”). Attached hereto as Exhibits 10.1, 10.2 and 4.1 are copies of the Placement Agent Agreement, the form of Subscription Agreement and the form of Warrant, respectively. An opinion of counsel regarding the validity of the securities issued pursuant to the offering is filed as Exhibit 5.1 hereto. This Current Report is being filed in part for the purpose of incorporating such exhibits by reference into the Registration Statement. In connection with this offering, on December 8, 2005, GTC filed with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b)(5) under the Securities Act.

On December 8, 2005, the Registrant issued a press release to announce the pricing of the above referenced offering. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

4.1	Form of Warrant.

5.1	Opinion of Edwards Angell Palmer & Dodge LLP.

10.1	Placement Agent Agreement by and among GTC, SG Cowen & Co., LLC and Rodman & Renshaw, LLC dated December 7, 2005.

10.2	Form of Subscription Agreement.

23.1	Consent of Edwards Angell Palmer & Dodge LLP (contained in Opinion of Palmer & Dodge LLP filed as Exhibit 5.1).

99.1	Press Release of the Company dated December 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: December 9, 2005

By: /s/ John B. Green

        John B. Green

        Senior Vice President and

        Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Edwards Angell Palmer & Dodge LLP.

10.1	Placement Agent Agreement by and among GTC, SG Cowen & Co., LLC and Rodman & Renshaw, LLC dated December 7, 2005.

10.2	Form of Subscription Agreement.

23.1	Consent of Edwards Angell Palmer & Dodge LLP (contained in Opinion of Edwards Angell Palmer & Dodge LLP filed as Exhibit 5.1).

99.1	Press Release of the Company dated December 8, 2005

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